THIS INDEMNITY AGREEMENT made as of the 9th day of November, 1999,

BETWEEN:

MEGA CAPITAL INVESTMENTS INC. a company duly incorporated pursuant to the laws of the Province of British Columbia and having an office at Suite 500, 1111 Melville Street, Vancouver, British Columbia, V6E 2X5.

(the "Company")

AND:

DAVE PEARCE, Businessman, of 2640 Rosebery Avenue, West Vancouver, British Columbia, V7V 3A2.

(the "Executive")

WHEREAS:

A.

The Executive is a director or officer of the Company;

B.

The Company has agreed to provide indemnification to the Executive on the terms and conditions contained in this Agreement;

NOW THEREFORE in consideration of the covenants and agreements herein and the payment of $1 made by each party to the other, the receipt and sufficiency of which is acknowledged by each party, the parties agree as follows:

1.

DURATION

1.1

Notwithstanding the date of its execution and delivery, this agreement shall be conclusively deemed to commence on the day upon which the Executive first became or becomes a director or officer of the Company and shall continue in effect after the Executive ceases to be a director of officer of the Company.

2.

INDEMNIFICATION

2.1

Subject to the Company Act (British Columbia), as amended from time to time (the "Act"), the Company will indemnify the Executive and his heirs, executors, administrators and personal representatives (collectively, the "Indemnitees") and save the Indemnitees harmless against all costs, charges and expenses actually and reasonably incurred by the Indemnitees in law, in equity or under any statute or regulation in connection with any civil, criminal or administrative, including environmental claim, action, proceeding or investigation to which the Indemnitees are made a party or in which they are otherwise involved as a witness or other participant by reason of being or having been a director or officer of the Company, including any action brought by the Company, if:

(a)

the Executive acted honestly and in good faith with a view to the best interests of the Company; and

(b)

in the case of the criminal or administrative claim, action, proceeding or investigation, the Executive had reasonable grounds for believing that his conduct was lawful.

2.2

If the claim, action, proceeding or investigation set out on section 2.1 is a claim, action, proceeding or investigation by or on behalf of the Company, the Company will, subject to obtaining the approval of a court, indemnify the Indemnitees and save the Indemnitees harmless against all costs, charges and expenses actually and reasonably incurred by the Indemnitees in law, in equity or under any statute or regulation in respect of such claim, action, proceeding or investigation provided that the Executive fulfills the requirements set forth in subsections 2.1(a) and 2.1(b) of this Agreement.

2.3

Without limiting the generality of sections 2.1 and 2.2, the costs, charges and expenses against which the Company will indemnify the Indemnitees include:

(a)

any and all fees, costs and expenses actually and reasonably incurred by the Indemnitees in investigating, preparing for, defending against, providing evidence in, producing documents or taking any other action in connection with any commenced or threatened action, proceeding or investigation, including reasonable legal fees and disbursements, travel and lodging costs;

(b)

any amounts reasonably paid in settlement of any action, proceeding or investigation;

(c)

any amounts paid to satisfy a judgment or penalty, including interest and costs; and

(d)

all costs, charges and expenses reasonably incurred by the Indemnitees in establishing their right to be indemnified pursuant to this Agreement.

3.

TAXABLE BENEFITS

3.1

If the Indemnitees or any of them are required to include in their income, or in the income of the estate of the Executive, any payment made under this Agreement for the purpose of determining income tax payable by the Indemnitees or any of them or the estate, the Company shall pay an amount by way of indemnity that will fully indemnify the Indemnitees or estate for the amount of all liabilities described in Parts 2 and 3 and all income taxes payable as a result of the receipt of the indemnity payment.

4.

INDEMNIFICATION NOTICE

4.1

Upon receipt of a written request (the "Indemnification Notice") by the Indemnitees for indemnification under this Agreement, the Company will forthwith apply to the Supreme Court of British Columbia for approval of the requested indemnification, will diligently proceed to obtain such approval and will take all other steps necessary to provide the requested indemnification as soon as practicable following receipt of the Indemnification Notice.

5.

NO INVALIDATION

5.1

Any failure by the Executive in his capacity as a director or officer of the Company or as a director or officer of a corporation of which the Company is a shareholder to comply with the provisions of the Act or of the Memorandum and Articles of the Company will not invalidate any indemnity to which he is entitled under this Agreement.

6.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

6.1

The Company represents and warrants to the Executive, and acknowledges that the Executive is relying on such representations and warranties, that:

(a)

the Company has the requisite corporate power and authority to enter into this Agreement and has taken all necessary steps to validly approve the execution and delivery of this Agreement; and

(b)

this Agreement has been duly executed and delivered by the Company and is a valid and binding obligation of the Company.

7.

ACKNOWLEDGEMENTS OF EXECUTIVE

7.1

The Executive acknowledges that:

(a)

he was represented by counsel of his own choosing in the negotiations for and preparation of this Agreement;

(b)

his counsel has reviewed this Agreement;

(c)

he thoroughly discussed all aspects of this Agreement with his counsel;

(d)

he has carefully read this Agreement and the documents to be executed in connection herewith and has had them fully explained by counsel, and he is fully aware of the contents and legal effect; and

(e)

he is freely and voluntarily entering into this Agreement on the advice of his counsel.

8.

ENUREMENT

8.1

This Agreement shall enure to the benefit of the Indemnitees and is binding on the Company and its successors.

9.

ASSIGNMENT

9.1

A party to this Agreement may not assign his rights under this Agreement without the prior written consent of the other party to this Agreement.

10.

NUMBER AND GENDER

10.1

Wherever a singular or masculine expression is used in this Agreement, that expression is deemed to include the plural, the feminine or the body corporate where required by the context.

11.

SEVERABILITY

11.1

If any provision of this Agreement or part thereof is found to be illegal or unenforceable, it will be considered separate and severable from this Agreement and the remaining provisions of this Agreement or parts of the impugned provision will remain in force and be binding upon the parties as though the illegal or unenforceable provision or part thereof had never been included.

12.

HEADINGS

12.1

The headings in this Agreement are for convenience of reference only and do not affect the interpretation of this Agreement.

13.

GOVERNING LAW

13.1

This Agreement shall be construed in accordance with the laws of the Province of British Columbia.

IN WITNESS WHEREOF the parties have executed and delivered this Agreement as of the date first above written.

MEGA CAPITAL INVESTMENTS INC.

Per:_________________________________

Authorized Signatory

SIGNED, SEALED AND DELIVERED

)

by DAVE PEARCE in the presence of:

)

)

)

)

________________________________

)           ____________________________________________

WITNESS

)

DAVE PEARCE

)

)

________________________________

)

ADDRESS

)

)

)

________________________________

)

THIS INDEMNITY AGREEMENT made as of the 9th day of November, 1999,

BETWEEN:

MEGA CAPITAL INVESTMENTS INC. a company duly incorporated pursuant to the laws of the Province of British Columbia and having an office at Suite 500, 1111 Melville Street, Vancouver, British Columbia, V6E 2X5.

(the "Company")

AND:

ERIC CARLSON, Businessman, of 2860 Mathers Avenue, West Vancouver, British Columbia, V7V 2J9.

(the "Executive")

WHEREAS:

A.

The Executive is a director or officer of the Company;

B.

The Company has agreed to provide indemnification to the Executive on the terms and conditions contained in this Agreement;

NOW THEREFORE in consideration of the covenants and agreements herein and the payment of $1 made by each party to the other, the receipt and sufficiency of which is acknowledged by each party, the parties agree as follows:

1.

DURATION

1.1

Notwithstanding the date of its execution and delivery, this agreement shall be conclusively deemed to commence on the day upon which the Executive first became or becomes a director or officer of the Company and shall continue in effect after the Executive ceases to be a director of officer of the Company.

2.

INDEMNIFICATION

2.1

Subject to the Company Act (British Columbia), as amended from time to time (the "Act"), the Company will indemnify the Executive and his heirs, executors, administrators and personal representatives (collectively, the "Indemnitees") and save the Indemnitees harmless against all costs, charges and expenses actually and reasonably incurred by the Indemnitees in law, in equity or under any statute or regulation in connection with any civil, criminal or administrative, including environmental claim, action, proceeding or investigation to which the Indemnitees are made a party or in which they are otherwise involved as a witness or other participant by reason of being or having been a director or officer of the Company, including any action brought by the Company, if:

(a)

the Executive acted honestly and in good faith with a view to the best interests of the Company; and

(b)

in the case of the criminal or administrative claim, action, proceeding or investigation, the Executive had reasonable grounds for believing that his conduct was lawful.

2.2

If the claim, action, proceeding or investigation set out on section 2.1 is a claim, action, proceeding or investigation by or on behalf of the Company, the Company will, subject to obtaining the approval of a court, indemnify the Indemnitees and save the Indemnitees harmless against all costs, charges and expenses actually and reasonably incurred by the Indemnitees in law, in equity or under any statute or regulation in respect of such claim, action, proceeding or investigation provided that the Executive fulfills the requirements set forth in subsections 2.1(a) and 2.1(b) of this Agreement.

2.3

Without limiting the generality of sections 2.1 and 2.2, the costs, charges and expenses against which the Company will indemnify the Indemnitees include:

(a)

any and all fees, costs and expenses actually and reasonably incurred by the Indemnitees in investigating, preparing for, defending against, providing evidence in, producing documents or taking any other action in connection with any commenced or threatened action, proceeding or investigation, including reasonable legal fees and disbursements, travel and lodging costs;

(b)

any amounts reasonably paid in settlement of any action, proceeding or investigation;

(c)

any amounts paid to satisfy a judgment or penalty, including interest and costs; and

(d)

all costs, charges and expenses reasonably incurred by the Indemnitees in establishing their right to be indemnified pursuant to this Agreement.

3.

TAXABLE BENEFITS

3.1

If the Indemnitees or any of them are required to include in their income, or in the income of the estate of the Executive, any payment made under this Agreement for the purpose of determining income tax payable by the Indemnitees or any of them or the estate, the Company shall pay an amount by way of indemnity that will fully indemnify the Indemnitees or estate for the amount of all liabilities described in Parts 2 and 3 and all income taxes payable as a result of the receipt of the indemnity payment.

4.

INDEMNIFICATION NOTICE

4.1

Upon receipt of a written request (the "Indemnification Notice") by the Indemnitees for indemnification under this Agreement, the Company will forthwith apply to the Supreme Court of British Columbia for approval of the requested indemnification, will diligently proceed to obtain such approval and will take all other steps necessary to provide the requested indemnification as soon as practicable following receipt of the Indemnification Notice.

5.

NO INVALIDATION

5.1

Any failure by the Executive in his capacity as a director or officer of the Company or as a director or officer of a corporation of which the Company is a shareholder to comply with the provisions of the Act or of the Memorandum and Articles of the Company will not invalidate any indemnity to which he is entitled under this Agreement.

6.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

6.1

The Company represents and warrants to the Executive, and acknowledges that the Executive is relying on such representations and warranties, that:

(a)

the Company has the requisite corporate power and authority to enter into this Agreement and has taken all necessary steps to validly approve the execution and delivery of this Agreement; and

(b)

this Agreement has been duly executed and delivered by the Company and is a valid and binding obligation of the Company.

7.

ACKNOWLEDGEMENTS OF EXECUTIVE

7.1

The Executive acknowledges that:

(a)

he was represented by counsel of his own choosing in the negotiations for and preparation of this Agreement;

(b)

his counsel has reviewed this Agreement;

(c)

he thoroughly discussed all aspects of this Agreement with his counsel;

(d)

he has carefully read this Agreement and the documents to be executed in connection herewith and has had them fully explained by counsel, and he is fully aware of the contents and legal effect; and

(e)

he is freely and voluntarily entering into this Agreement on the advice of his counsel.

8.

ENUREMENT

8.1

This Agreement shall enure to the benefit of the Indemnitees and is binding on the Company and its successors.

9.

ASSIGNMENT

9.1

A party to this Agreement may not assign his rights under this Agreement without the prior written consent of the other party to this Agreement.

10.

NUMBER AND GENDER

10.1

Wherever a singular or masculine expression is used in this Agreement, that expression is deemed to include the plural, the feminine or the body corporate where required by the context.

11.

SEVERABILITY

11.1

If any provision of this Agreement or part thereof is found to be illegal or unenforceable, it will be considered separate and severable from this Agreement and the remaining provisions of this Agreement or parts of the impugned provision will remain in force and be binding upon the parties as though the illegal or unenforceable provision or part thereof had never been included.

12.

HEADINGS

12.1

The headings in this Agreement are for convenience of reference only and do not affect the interpretation of this Agreement.

13.

GOVERNING LAW

13.1

This Agreement shall be construed in accordance with the laws of the Province of British Columbia.

IN WITNESS WHEREOF the parties have executed and delivered this Agreement as of the date first above written.

MEGA CAPITAL INVESTMENTS INC.

Per:_______________________________

Authorized Signatory

SIGNED, SEALED AND DELIVERED

)

by ERIC CARLSON

in the presence of:

)

)

)

)

________________________________

)           _________________________________________

WITNESS

)

ERIC CARLSON

)

)

________________________________

)

ADDRESS

)

)

)

________________________________

)

THIS INDEMNITY AGREEMENT made as of the 9th day of November, 1999,

BETWEEN:

MEGA CAPITAL INVESTMENTS INC. a company duly incorporated pursuant to the laws of the Province of British Columbia and having an office at Suite 500, 1111 Melville Street, Vancouver, British Columbia, V6E 2X5.

(the "Company")

AND:

JAMES SPEAKMAN, Businessman, of 3929 Trenton Place, North Vancouver, British Columbia, V7R 3G6

(the "Executive")

WHEREAS:

A.

The Executive is a director or officer of the Company;

B.

The Company has agreed to provide indemnification to the Executive on the terms and conditions contained in this Agreement;

NOW THEREFORE in consideration of the covenants and agreements herein and the payment of $1 made by each party to the other, the receipt and sufficiency of which is acknowledged by each party, the parties agree as follows:

1.

DURATION

1.1

Notwithstanding the date of its execution and delivery, this agreement shall be conclusively deemed to commence on the day upon which the Executive first became or becomes a director or officer of the Company and shall continue in effect after the Executive ceases to be a director of officer of the Company.

2.

INDEMNIFICATION

2.1

Subject to the Company Act (British Columbia), as amended from time to time (the "Act"), the Company will indemnify the Executive and his heirs, executors, administrators and personal representatives (collectively, the "Indemnitees") and save the Indemnitees harmless against all costs, charges and expenses actually and reasonably incurred by the Indemnitees in law, in equity or under any statute or regulation in connection with any civil, criminal or administrative, including environmental claim, action, proceeding or investigation to which the Indemnitees are made a party or in which they are otherwise involved as a witness or other participant by reason of being or having been a director or officer of the Company, including any action brought by the Company, if:

(a)

the Executive acted honestly and in good faith with a view to the best interests of the Company; and

(b)

in the case of the criminal or administrative claim, action, proceeding or investigation, the Executive had reasonable grounds for believing that his conduct was lawful.

2.2

If the claim, action, proceeding or investigation set out on section 2.1 is a claim, action, proceeding or investigation by or on behalf of the Company, the Company will, subject to obtaining the approval of a court, indemnify the Indemnitees and save the Indemnitees harmless against all costs, charges and expenses actually and reasonably incurred by the Indemnitees in law, in equity or under any statute or regulation in respect of such claim, action, proceeding or investigation provided that the Executive fulfills the requirements set forth in subsections 2.1(a) and 2.1(b) of this Agreement.

2.3

Without limiting the generality of sections 2.1 and 2.2, the costs, charges and expenses against which the Company will indemnify the Indemnitees include:

(a)

any and all fees, costs and expenses actually and reasonably incurred by the Indemnitees in investigating, preparing for, defending against, providing evidence in, producing documents or taking any other action in connection with any commenced or threatened action, proceeding or investigation, including reasonable legal fees and disbursements, travel and lodging costs;

(b)

any amounts reasonably paid in settlement of any action, proceeding or investigation;

(c)

any amounts paid to satisfy a judgment or penalty, including interest and costs; and

(d)

all costs, charges and expenses reasonably incurred by the Indemnitees in establishing their right to be indemnified pursuant to this Agreement.

3.

TAXABLE BENEFITS

3.1

If the Indemnitees or any of them are required to include in their income, or in the income of the estate of the Executive, any payment made under this Agreement for the purpose of determining income tax payable by the Indemnitees or any of them or the estate, the Company shall pay an amount by way of indemnity that will fully indemnify the Indemnitees or estate for the amount of all liabilities described in Parts 2 and 3 and all income taxes payable as a result of the receipt of the indemnity payment.

4.

INDEMNIFICATION NOTICE

4.1

Upon receipt of a written request (the "Indemnification Notice") by the Indemnitees for indemnification under this Agreement, the Company will forthwith apply to the Supreme Court of British Columbia for approval of the requested indemnification, will diligently proceed to obtain such approval and will take all other steps necessary to provide the requested indemnification as soon as practicable following receipt of the Indemnification Notice.

5.

NO INVALIDATION

5.1

Any failure by the Executive in his capacity as a director or officer of the Company or as a director or officer of a corporation of which the Company is a shareholder to comply with the provisions of the Act or of the Memorandum and Articles of the Company will not invalidate any indemnity to which he is entitled under this Agreement.

6.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

6.1

The Company represents and warrants to the Executive, and acknowledges that the Executive is relying on such representations and warranties, that:

(a)

the Company has the requisite corporate power and authority to enter into this Agreement and has taken all necessary steps to validly approve the execution and delivery of this Agreement; and

(b)

this Agreement has been duly executed and delivered by the Company and is a valid and binding obligation of the Company.

7.

ACKNOWLEDGEMENTS OF EXECUTIVE

7.1

The Executive acknowledges that:

(a)

he was represented by counsel of his own choosing in the negotiations for and preparation of this Agreement;

(b)

his counsel has reviewed this Agreement;

(c)

he thoroughly discussed all aspects of this Agreement with his counsel;

(d)

he has carefully read this Agreement and the documents to be executed in connection herewith and has had them fully explained by counsel, and he is fully aware of the contents and legal effect; and

(e)

he is freely and voluntarily entering into this Agreement on the advice of his counsel.

8.

ENUREMENT

8.1

This Agreement shall enure to the benefit of the Indemnitees and is binding on the Company and its successors.

9.

ASSIGNMENT

9.1

A party to this Agreement may not assign his rights under this Agreement without the prior written consent of the other party to this Agreement.

10.

NUMBER AND GENDER

10.1

Wherever a singular or masculine expression is used in this Agreement, that expression is deemed to include the plural, the feminine or the body corporate where required by the context.

11.

SEVERABILITY

11.1

If any provision of this Agreement or part thereof is found to be illegal or unenforceable, it will be considered separate and severable from this Agreement and the remaining provisions of this Agreement or parts of the impugned provision will remain in force and be binding upon the parties as though the illegal or unenforceable provision or part thereof had never been included.

12.

HEADINGS

12.1

The headings in this Agreement are for convenience of reference only and do not affect the interpretation of this Agreement.

13.

GOVERNING LAW

13.1

This Agreement shall be construed in accordance with the laws of the Province of British Columbia.

IN WITNESS WHEREOF the parties have executed and delivered this Agreement as of the date first above written.

MEGA CAPITAL INVESTMENTS INC.

Per:_________________________________

Authorized Signatory

SIGNED, SEALED AND DELIVERED

)

by JAMES SPEAKMAN

)

in the presence of:

)

)

)

________________________________

)           ___________________________________________

WITNESS

)

JAMES SPEAKMAN

)

)

________________________________

)

ADDRESS

)

)

)

________________________________

)

This Incentive Stock Option Agreement is non-transferable.

THIS INCENTIVE STOCK OPTION AGREEMENT is made as of November 9, 1999,

BETWEEN:

MEGA CAPITAL INVESTMENTS INC., a company duly incorporated pursuant to the laws of the Province of British Columbia and having an office at Suite 500, 1111 Melville Street, Vancouver, British Columbia, V6E 2X5

(the "Company")

AND:

ROBERT C. THORNTON, Businessman, of 1145 Green Lane, La Canada, California, U.S.A., 91011

(the "Optionee")

WHEREAS:

A.

The Optionee is a director of the Company and the Company desires to grant the Optionee an option to purchase certain shares in the capital of the Company to provide incentive to the Optionee in acting in such capacity;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the recitals, the following agreements, the payment of One Dollar ($1.00) made by each party to the other, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by each party, the parties agree as follows:

_

Definitions - In this agreement, the term "Share" or "Shares" means one or more common shares without par value in the capital of the Company.

_

Grant of Option - The Company hereby grants to the Optionee an option (the "Option") to purchase all or any portion of 60,000 fully paid Shares of the Company (the "Optioned Shares") from the treasury at the price of $0.20 per Optioned Share, exercisable on or before the date (the "Expiry Date") which is five years from the date the common shares of the Company list and post for trading on the Vancouver Stock Exchange.  Subject to paragraph 4 of this agreement, immediately following the close of business on the Expiry Date, the Option will expire and this agreement will terminate and be of no further force or effect whatsoever.

_

Assignment - The Option will not be assignable or transferable by the Optionee otherwise than by will or the law of intestacy.

_

Termination - Notwithstanding any other provision of this agreement, in the event of:

(a)

the death of the Optionee on or prior to the Expiry Date, the legal heirs or personal representatives of the Optionee will have one year from the date of such death in which to purchase those Optioned Shares which the Optionee was entitled to purchase under the terms of this agreement at the time of death; and

(b)

the Optionee ceasing to be a director of the Company prior to the Expiry Date by reason other than the death of the Optionee, the Option will expire and this agreement will terminate and become null and void and be of no further force or effect whatsoever 30 days following the day upon which the Optionee so ceased to be a director of the Company.

_

Method of Exercise - The Option will be exercisable by the Optionee or his legal personal representatives tendering a notice in writing at the offices of the Company, specifying the number of Optioned Shares being purchased, together with a certified cheque in favour of the Company in an amount equal to the full purchase price of the number of Optioned Shares so specified. Copies of such notice will also be concurrently delivered to Catalyst Corporate Finance Lawyers, 1100-1055 West Hastings Street, Vancouver, British Columbia, V6E 2E9, and to Pacific Corporate Trust Company of 830 - 625 Howe Street, Vancouver, British Columbia, V6C 3B8 "Transfer Agent").  Upon any such exercise of the Option as aforesaid, the Company will forthwith cause the Transfer Agent to deliver to the Optionee or his legal personal representatives a certificate or certificates in the name of the Optionee or his legal personal representatives representing in the aggregate such number of Optioned Shares as the Optionee or his legal personal representatives shall have then paid for.  Such certificate or certificates will be endorsed with the legend set out in paragraph 10 of this agreement, if applicable.

_

No Obligation to Purchase - This is an option agreement only and nothing contained in this agreement or done pursuant to this agreement will obligate the Optionee to purchase and/or pay for any Optioned Shares except those Optioned Shares in respect of which the Optionee shall have exercised his Option in the manner provided.

_

Adjustments - The number of Shares deliverable upon the exercise of the Option will be subject to adjustment in the events and in the manner following:

(a)

in the event of any subdivision or subdivisions of the Shares of the Company as such Shares are constituted on the date of this agreement, at any time while the Option is in effect, into a greater number of Shares, the Company will thereafter deliver and the Optionee will accept at the time of purchase of Optioned Shares hereunder, in addition to the number of Optioned Shares in respect of which the right to purchase is then being exercised, such additional number of Shares as result from such subdivision or subdivisions without the Optionee making any additional payment or giving any other consideration therefor;

(b)

in the event of any consolidation or consolidations of the Shares of the Company as such Shares are constituted on the date of this agreement, at any time while the Option is in effect, into a lesser number of Shares, the Company will thereafter deliver and the Optionee will accept at the time of purchase of Optioned Shares hereunder, in lieu of the number of Optioned Shares in respect of which the right to purchase is then being exercised, the lesser number of Shares as result from such consolidation or consolidations;

(c)

in the event of any change of the Shares of the Company as such Shares are constituted on the date of this agreement, at any time while the Option is in effect, the Company will thereafter deliver and the Optionee will accept at the time of purchase of Optioned Shares hereunder the number of shares of the appropriate class resulting from the said change as the Optionee would have been entitled to receive in respect of the number of Optioned Shares so purchased had the right to purchase been exercised before such change;

(d)

in the event of any capital reorganization, reclassification or change of outstanding Shares (other than change in the par value thereof) of the Company or in the event of any consolidation, merger or amalgamation of the Company with or into any other corporation or in the event of any sale of the property of the Company as or substantially as an entirety at any time while the Option is in effect, the Optionee will thereafter have the right to purchase and receive, in lieu of the Optioned Shares immediately theretofore purchasable and receivable upon the exercise of the Option, the kind and amount of Shares and other securities and property receivable upon such capital reorganization, reclassification, change, consolidation, merger, amalgamation or sale which the holder of a number of Shares equal to the number of Optioned Shares immediately theretofore purchasable and receivable upon the exercise of the Option would have received as a result of such capital reorganization, reclassification or change of outstanding shares.  The subdivision or consolidation of Shares at any time outstanding into a greater or lesser number of shares (whether with or without par value) will not be deemed to be a capital reorganization or a reclassification or a change of the capital of the Company for the purposes of this paragraph 7(d);

(e)

the adjustments provided for in this paragraph 7 are cumulative;

(f)

the Company will not be required to issue fractional Shares in satisfaction of its obligations under this agreement and any fractional interest in a Share that would, except for the provisions of this paragraph 7(f), be deliverable upon the exercise of the Option will be cancelled and not be deliverable by the Company; and

(g)

if any questions shall at any time arise with respect to the exercise price or number of Shares deliverable upon exercise of the Option, such questions will be conclusively determined by the Company's auditors, or, if they decline to so act, any other firm of chartered accountants in Vancouver, British Columbia that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the Optionee.

_

No Rights as a Shareholder - The Optionee will have no rights whatsoever as a shareholder in respect of any of the Optioned Shares (including any right to receive dividends or other distributions therefrom or thereon) other than in respect of Optioned Shares in respect of which the Optionee shall have exercised his Option and which the Optionee shall have actually taken up and paid for.

_

Approval Required - The provisions of this agreement and the exercise of the rights hereinbefore granted to the Optionee are subject to the issuance by the Executive Director of the British Columbia Securities Commission of a receipt for a prospectus of the Company; provided, however, that in the event such receipt is not so issued on or before one year from the date of this agreement, this agreement will from that date be null and void and of no further force or effect.

_

Escrow - Any Shares acquired on exercise of the Option prior to completion of a Qualifying Transaction (as defined in Policy 30 of the Vancouver Stock Exchange Manual ("Policy 30") will be subject to, and the Optionee agrees to be bound by, the escrow provisions of Policy 30 until completion of the Qualifying Transaction.  The Optionee will execute in respect of such Shares such standard escrow agreement required under Policy 30 and hereby authorizes the Company to deliver share certificates representing the Shares acquired on exercise of the Option to the escrow agent appointed under such escrow agreement.

_

U.S. Resident - If the Optionee is a resident or citizen of the United States of America at the time of the exercise of the Option, the certificate(s) representing the Optioned Shares will be endorsed with the following or a similar legend:  "The shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended, of the United States of America (the "Act") or the securities laws of any state ("State") of the United States of America and may not be sold, transferred, pledged, hypothecated or distributed, directly or indirectly, to a U.S. person (as defined in Regulation S adopted by the U.S. Securities and Exchange Commission under the Act) or within the United States unless such shares are (i) registered under the Act and any applicable State securities act (a "State Act"), or (ii) exempt from registration under the Act and any applicable State Act and the Company has received an opinion of counsel to such effect reasonably satisfactory to it, or (iii) sold in accordance with Regulation S and the Company has received an opinion of counsel to such effect reasonably satisfactory to it.".

_

Shareholder Approval Required - This agreement and the exercise of the Option may be subject to the prior approval of the shareholders of the Company to the granting of the Option.

_

Amendments - Any amendments to this agreement will be in writing duly executed by the parties hereto and will be subject to the approval of:

(a)

the applicable regulatory authorities; and

(b)

the shareholders of the Company.

_

Covenant of Company - The Company hereby covenants and agrees to and with the Optionee that it will reserve in its treasury sufficient Shares to permit the issuance and allotment of the Optioned Shares to the Optionee in the event the Option or any part thereof is exercised.

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Representation - The Optionee represents that he has not been induced to purchase the Option by expectation of employment or continued employment.

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Time of the Essence - Time is of the essence of this agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).

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Notice - Any notice relating to this agreement or required or permitted to be given in accordance with this agreement shall be in writing and shall be personally delivered, telefaxed or mailed by registered mail, postage prepaid to the address of the parties set out on the first page of this agreement.  A copy of any notice provided to the Company must be concurrently delivered, telefaxed or mailed by registered mail, postage prepaid to Catalyst Corporate Finance Lawyers, 1100 - 1055 West Hastings Street, Vancouver, British Columbia, V6E 2E9.  Any notice shall be deemed to have been received if delivered or telefaxed, when delivered or telefaxed, and if mailed, on the fifth day (excluding Saturdays, Sundays and holidays)after the mailing thereof.  If normal mail service is interrupted by a strike, slowdown, force majeure or other cause, a notice sent by registered mail will not be deemed to be received until actually received and the party sending the notice received until actually received and the party sending the notice shall utilize any other services which have not been so interrupted or shall deliver such notice in order to ensure prompt receipt thereof.  Any party hereto may change its address for service by notice in writing to the other party hereto.

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Governing Law - This agreement will be governed by, construed and enforced in accordance with the laws of the Province of British Columbia and the parties hereto submit and attorn to the exclusive jurisdiction of the courts of the Province of British Columbia.

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Enurement - This agreement will enure to the benefit of and be binding upon the Company, its successors and assigns, and the Optionee, and his legal personal representatives to the extent provided in subparagraph 4(a) hereof.

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Counterparts - This agreement may be executed in as many counterparts as may be necessary and by facsimile, each of such counterparts so executed will be deemed to be an original and such counterparts together will constitute one and the same instrument and notwithstanding the date of execution will be deemed to bear the date as of the day and year first above written.

IN WITNESS WHEREOF this agreement has been executed as of the day and year first above written.

MEGA CAPITAL INVESTMENTS INC.

By:

"James L. Heppell"

Authorized Signatory

"Robert C. Thornton"

ROBERT C. THORNTON

MEG200.051